SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.

                          FORM 8-K

                   Current Report Pursuant
                to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                     November 23, 1998

                 GENOVESE DRUG STORES, INC.
   (Exact Name of Registrant as Specified in its Charter)

                          DELAWARE
       (State or Other Jurisdiction of Incorporation)

       1-7623                                    11-1556812
(Commission File Number)            (I.R.S. Employer Identification No.)


          80 MARCUS DRIVE, MELVILLE, NEW YORK 11747
     (Address of Principal Executive Offices) (Zip Code)

                       (516) 420-1900
    (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  OTHER EVENTS.

          Genovese Drug Stores, Inc., a Delaware corporation, (the "Company"), J.C. Penney Company, Inc., a Delaware corporation, ("Parent") and Legacy Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent, ("Sub") have entered into an Agreement and Plan of Merger dated as of November 23, 1998 (the "Merger Agreement"). Under the terms of the Merger Agreement (i) Sub will be merged with and into the Company (the "Merger") as of the Effective Time (as such term is defined in the Merger Agreement) (the "Effective Time"), whereupon the separate corporate existence of Sub will cease, and the Company will be surviving corporation and (ii) with the exception of (x) shares of Common Stock of the Company (as defined below) owned by the Company, Parent or Sub, (y) fractional shares and (z) shares of Class B Common Stock of the Company, ("Class B Common Stock") for which the holders have demanded appraisal rights under Delaware law, at the Effective Time each issued and outstanding share of Class A Common Stock of the Company, ("Class A Common Stock", and, together with the Class B Common Stock, the "Common Stock"), and Class B Common Stock of the Company shall be converted into the right to receive that number of fully paid and nonassessable shares of common stock, par value, $0.50 per share, of Parent, equal to the quotient obtained by dividing (a) $30.00 by (b) the Fair Market Value (as such term is defined in the Merger Agreement), (the "Exchange Ratio"); provided, however, that in no event shall the Exchange Ratio be greater than 0.6709 or less than 0.5489.

          In connection with the Merger Agreement, certain stockholders of the Company (the "Stockholders") have entered in a stockholder agreement with Parent dated as of the date of the Merger Agreement (the "Company Stockholder Agreement") pursuant to which, among other things, the Stockholders have agreed to vote all of their shares of Common Stock in favor of the Merger and the other transactions contemplated by the Merger Agreement.

          The foregoing description is qualified in its entirety by reference to the Merger Agreement and the Company Stockholder
Agreement, copies of which are attached as Exhibits 2.1 and 4.1 hereto, respectively.

          On November 23, 1998, the parties issued a joint press release announcing the execution of the Merger Agreement and certain terms of the Merger. A copy of the joint press release, the contents of which are incorporated herein by reference, is attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

     (a)  Financial Statement of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.




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          Not applicable.

     (c)  Exhibits.

          See the Index to Exhibits hereto.






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                            SIGNATURES


          Pursuant to the requirements of the Securities and Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GENOVESE DRUG STORES, INC.

                                 /s/ Gene Wexler
                                 ----------------------------------
                                 Gene Wexler
Date:  November 24, 1998         Vice President and General Counsel



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                          EXHIBIT INDEX





Exhibit                            Description
Number

   2.1         Agreement and Plan of Merger dated as of November
               23, 1998 among Genovese Drug Stores, Inc., J.C.
               Penney Company, Inc. and Legacy Acquisition Corp.


   4.1         Company Stockholder Agreement dated as of November
               23, 1998 among J.C. Penney Company, Inc. and the stockholders identified in Schedule I attached thereto (the "Stockholders Agreement")

   99.1        Joint press release dated November 24, 1998